Exhibit 99.1

eBay Inc. Unaudited Consolidated Financial Information

San Jose, California, April 8, 2020 - As previously announced, on February 13th, 2020, eBay Inc., a Delaware corporation (“eBay”), completed the divestiture of its StubHub business (“StubHub”) to PUG LLC, a Delaware limited liability company (the “Buyer”), pursuant to a Stock Purchase Agreement (the “SPA”), dated November 24, 2019, by and among eBay, eBay International AG, Buyer and, solely for the purposes set forth therein, Pugnacious Endeavors, Inc., a Delaware corporation (the “Divestiture”). Beginning in the first quarter of 2020, StubHub’s historical financial results for periods prior to the Divestiture will be reflected in eBay’s consolidated financial statements as discontinued operations.
The unaudited consolidated financial statements included in this Exhibit 99.1 are derived from eBay’s consolidated financial statements for the eight consecutive fiscal quarters ended December 31, 2019, and are adjusted to reflect the Divestiture, which we believe will assist investors in evaluating eBay’s financial performance. These unaudited consolidated financial statements have been further adjusted to reflect certain financial measures that have not been prepared in accordance with generally accepted accounting principles (“GAAP”), which we also believe will assist investors in evaluating eBay’s financial performance.

The following unaudited consolidated financial statements should be read in conjunction with (i) the audited consolidated financial statements, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in eBay’s Annual Reports on Form 10-K for the years ended December 31, 2019 and December 31, 2018 and (ii) the unaudited consolidated financial statements, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in eBay’s Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2019, June 30, 2019, March 31, 2019, September 30, 2018, June 30, 2018, and March 31, 2018.

Financial Statements

Previously Reported column. The information in the "Previously Reported" column in the following unaudited consolidated balance sheets, unaudited consolidated statements of income and unaudited consolidated statements of cash flows is derived from eBay’s historical consolidated financial statements as of and for the two years ended December 31, 2019.

Discontinued Operations column. The information in the "Discontinued Operations" column in the following unaudited consolidated statements of income and unaudited consolidated statements of cash flows is derived from eBay's unaudited consolidated financial statements and the related accounting records for the interim periods ending December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018 and reflects the results of the StubHub business, inclusive of certain costs directly attributable to StubHub and excluding corporate overhead costs that were previously allocated to StubHub for each period. The information in the "Discontinued Operations" column in the following unaudited consolidated balance sheets is derived from eBay's unaudited (or, in the case of information as of December 31, 2019 and December 31, 2018, audited) consolidated financial statements and the related accounting records as of December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, adjusted for certain assets and liabilities that directly related to StubHub for the respective periods.

Non-GAAP Adjustments column. To supplement the following unaudited consolidated financial statements, the information in the following unaudited consolidated statements of income has been further adjusted to reflect certain non-GAAP measures that should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures.

These non-GAAP measures are not prepared in accordance with GAAP and are not an alternative to measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the company's results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the company's results of operations in conjunction with the corresponding GAAP measures.

These non-GAAP measures are provided to enhance investors' overall understanding of the company's current financial performance and its prospects for the future. Specifically, the company believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses or gains and losses, that may not be indicative of its core operating results and business outlook. In addition, because the company has historically reported certain non-GAAP results to investors, the company believes that the inclusion of non-GAAP measures provides consistency in the company's financial reporting.

For its internal budgeting process, and as discussed further below, the company's management uses financial measures that do not include stock-based compensation expense, employer payroll taxes on stock-based compensation, amortization or impairment of acquired intangible assets, impairment of goodwill, amortization of deferred tax assets associated with the realignment of its legal structure and related foreign exchange effects, significant gains or losses from the disposal/acquisition of a business, certain gains and losses on investments, gains or losses associated with a warrant agreement that the company entered into with Adyen, restructuring-related charges and the income taxes associated with the foregoing. In addition to the corresponding GAAP measures, the company's management also uses the foregoing non-GAAP measures in reviewing the financial results of the company.

The information in the "Non-GAAP Adjustments" column in the following unaudited consolidated statements of income was derived from eBay's unaudited consolidated financial statements and the related accounting records for the interim periods included and reflects the non-GAAP adjustments. Those non-GAAP adjustments reflect the following items:

Stock-based compensation expense and related employer payroll taxes. This expense consists of expenses for stock options, restricted stock and employee stock purchases. The company excludes stock-based compensation expense from its non-GAAP measures primarily because they are non-cash expenses that management does not believe are reflective of ongoing operating results. The related employer payroll taxes are dependent on the company's stock price and the timing and size of exercises by employees of their stock options and the vesting of their restricted stock, over which management has limited to no control, and as such management does not believe it correlates to the company's operation of the business.
Amortization or impairment of acquired intangible assets, impairment of goodwill, certain amortization of deferred tax assets and related foreign exchange effects, significant gains or losses and transaction expenses from the acquisition or disposal of a business and certain gains or losses on investments. The company incurs amortization or impairment of acquired intangible assets and goodwill in connection with acquisitions and may incur significant gains or losses from the acquisition or disposal of a business and therefore excludes these amounts from its non-GAAP measures. The company also excludes certain gains and losses on investments. The company excludes the non-cash amortization of deferred tax assets associated with the realignment of its legal structure, which is not reduced by the effects of the Tax Cuts and Jobs Act, and related foreign exchange effects. The company excludes these items because management does not believe they correlate to the ongoing operating results of the company's business.
Restructuring. These charges consist of expenses for employee severance and other exit and disposal costs. The company excludes significant restructuring charges primarily because management does not believe they are reflective of ongoing operating results.
Other certain significant gains, losses, or charges that are not indicative of the company’s core operating results. These are significant gains, losses, or charges during a period that are the result of isolated events or transactions which have not occurred frequently in the past and are not expected to occur regularly or be repeated in the future. The company excludes these amounts from its results primarily because management does not believe they are indicative of its current or ongoing operating results.
Change in fair market value of warrant. These are gains or losses associated with a warrant agreement that the company entered into with Adyen, which are attributable to changes in fair value during the period.
Tax effect of non-GAAP adjustments. This amount is used to present stock-based compensation and the other amounts described above on an after-tax basis consistent with the presentation of non-GAAP net income.
Discontinued Operations. These are results from previously divested businesses.

eBay Inc.
Unaudited Consolidated Balance Sheet
As of December 31, 2019
(in millions, except par value)

	Previously Reported	Discontinued Operations	eBay

ASSETS
Current assets:
Cash and cash equivalents	$975	$(52)	$923
Short-term investments	1,850	—	1,850
Accounts receivable, net	700	(9)	691
Other current assets	1,181	(80)	1,101
Total current assets	4,706	(141)	4,565
Long-term investments	1,316	(11)	1,305
Property and equipment, net	1,510	(26)	1,484
Goodwill	5,153	(224)	4,929
Intangible assets, net	67	(5)	62
Operating lease right-of-use assets	628	(29)	599
Deferred tax assets	4,377	(8)	4,369
Other assets	417	(3)	414
Total assets	$18,174	$(447)	$17,727
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$1,022	$—	$1,022
Accounts payable	270	(19)	251
Accrued expenses and other current liabilities	2,404	(215)	2,189
Deferred revenue	158	(23)	135
Income taxes payable	212	(2)	210
Total current liabilities	4,066	(259)	3,807
Operating lease liabilities	492	(20)	472
Deferred tax liabilities	2,646	—	2,646
Long-term debt	6,738	—	6,738
Other liabilities	1,362	(6)	1,356
Total liabilities	15,304	(285)	15,019

Stockholders' equity:
Common stock, $0.001 par value; 3,580 shares authorized; 796 and 915 shares outstanding	2	—	2
Additional paid-in capital	16,126	—	16,126
Treasury stock at cost, 897 and 763 shares	(31,396)	—	(31,396)
Retained earnings	17,754	(165)	17,589
Accumulated other comprehensive income	384	3	387
Total stockholders' equity	2,870	(162)	2,708
Total liabilities and stockholders' equity	$18,174	$(447)	$17,727

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended December 31, 2019
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,821	$(321)	$2,500	$—		$2,500
Cost of net revenues	650	(75)	575	(13)	(a)(b)	562
Gross profit	2,171	(246)	1,925	13		1,938
Operating expenses:
Sales and marketing	829	(119)	710	(23)	(a)(d)	687
Product development	308	(29)	279	(45)	(a)(d)	234
General and administrative	323	(60)	263	(66)	(a)(d)	197
Provision for transaction losses	81	(6)	75	—		75
Amortization of acquired intangible assets	11	(2)	9	(9)	(b)	—
Total operating expenses	1,552	(216)	1,336	(143)		1,193
Income from operations	619	(30)	589	156		745
Interest and other, net	15	—	15	(77)	(e)	(62)
Income from continuing operations before income taxes	634	(30)	604	79		683
Income tax provision	(76)	(2)	(78)	(5)	(c)	(83)
Income from continuing operations	558	(32)	526	74		600
Income (loss) from discontinued operations, net of income taxes	(2)	32	30	(30)	(f)	—
Net income	$556	$—	$556	$44		$600

Income per share - basic:
Continuing operations	$0.69		$0.65			$0.74
Discontinued operations	—		0.04			—
Net income per share - basic	$0.69		$0.69			$0.74

Income per share - diluted:
Continuing operations	$0.69		$0.65			$0.74
Discontinued operations	—		0.04			—
Net income per share - diluted	$0.69		$0.69			$0.74

Weighted average shares:
Basic	807		807			807
Diluted	812		812			812

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Change in fair market value of warrant
(f) Discontinued operations

eBay Inc.
Unaudited Consolidated Statement of Cash Flows
Three Months Ended December 31, 2019
(in millions)

	Previously Reported	Discontinued Operations	eBay

Cash flows from operating activities:
Net income	$556	$—	$556
(Income) loss from discontinued operations, net of income taxes	2	(32)	(30)
Adjustments:
Provision for transaction losses	81	(6)	75
Depreciation and amortization	167	(6)	161
Stock-based compensation	129	(10)	119
(Gain) loss on investments, net	(1)	—	(1)
Deferred income taxes	34	(4)	30
Change in fair value of warrant	(77)	—	(77)
Changes in assets and liabilities, net of acquisition effects	(80)	10	(70)
Net cash provided by continuing operating activities	—	—	763
Net cash provided by discontinued operating activities	—	(48)	48
Net cash provided by operating activities	811	—	811
Cash flows from investing activities:
Purchases of property and equipment	(139)	2	(137)
Purchases of investments	(9,576)	—	(9,576)
Maturities and sales of investments	10,065	—	10,065
Other	8	—	8
Net cash provided by continuing investing activities	—	—	360
Net cash used in discontinued investing activities	—	2	(2)
Net cash provided by investing activities	358	—	358
Cash flows from financing activities:
Proceeds from issuance of common stock	47	—	47
Repurchases of common stock	(1,002)	—	(1,002)
Payments for taxes related to net share settlements of restricted stock units and awards	(40)	—	(40)
Payments for dividends	(113)	—	(113)
Net cash used in financing activities	(1,108)	—	(1,108)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	26		26
Net increase (decrease) in cash, cash equivalents and restricted cash	87		87
Cash, cash equivalents and restricted cash at beginning of period	909		909
Cash, cash equivalents and restricted cash at end of period	996		996
Less: Cash and cash equivalents of discontinued operations	$—		$52
Cash and cash equivalents of continuing operations at end of period	$—		$944

Supplemental cash flow disclosures:
Cash paid for:
Interest	$44	$—	$44
Income taxes	$110	$(1)	$109

eBay Inc.
Unaudited Consolidated Balance Sheet
As of September 30, 2019
(in millions, except par value)

	Previously Reported	Discontinued Operations	eBay

ASSETS
Current assets:
Cash and cash equivalents	$897	$(23)	$874
Short-term investments	2,189	—	2,189
Accounts receivable, net	714	(2)	712
Other current assets	1,409	(131)	1,278
Total current assets	5,209	(156)	5,053
Long-term investments	1,446	(11)	1,435
Property and equipment, net	1,516	(27)	1,489
Goodwill	5,097	(222)	4,875
Intangible assets, net	79	(7)	72
Operating lease right-of-use assets	634	(27)	607
Deferred tax assets	4,374	(12)	4,362
Other assets	359	(4)	355
Total assets	$18,714	$(466)	$18,248
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$518	$—	$518
Accounts payable	296	(32)	264
Accrued expenses and other current liabilities	2,507	(249)	2,258
Deferred revenue	169	(25)	144
Income taxes payable	195	(2)	193
Total current liabilities	3,685	(308)	3,377
Operating lease liabilities	497	(18)	479
Deferred tax liabilities	2,620	—	2,620
Long-term debt	7,235	—	7,235
Other liabilities	1,407	(4)	1,403
Total liabilities	15,444	(330)	15,114

Stockholders' equity:
Common stock, $0.001 par value; 3,580 shares authorized; 819 and 915 shares outstanding	2	—	2
Additional paid-in capital	15,988	—	15,988
Treasury stock at cost, 870 and 763 shares	(30,396)	—	(30,396)
Retained earnings	17,315	(141)	17,174
Accumulated other comprehensive income	361	5	366
Total stockholders' equity	3,270	(136)	3,134
Total liabilities and stockholders' equity	$18,714	$(466)	$18,248

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended September 30, 2019
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,649	$(306)	$2,343	$—		$2,343
Cost of net revenues	627	(76)	551	(13)	(a)(b)	538
Gross profit	2,022	(230)	1,792	13		1,805
Operating expenses:
Sales and marketing	806	(148)	658	(23)	(a)	635
Product development	313	(33)	280	(44)	(a)	236
General and administrative	283	(22)	261	(72)	(a)(d)	189
Provision for transaction losses	76	(4)	72	—		72
Amortization of acquired intangible assets	12	(3)	9	(9)	(b)	—
Total operating expenses	1,490	(210)	1,280	(148)		1,132
Income from operations	532	(20)	512	161		673
Interest and other, net	(142)	—	(142)	101	(e)(d)	(41)
Income from continuing operations before income taxes	390	(20)	370	262		632
Income tax provision	(80)	1	(79)	(20)	(c)	(99)
Income from continuing operations	310	(19)	291	242		533
Income from discontinued operations, net of income taxes	—	19	19	(19)	(f)	—
Net income	$310	$—	$310	$223		$533

Income per share - basic:
Continuing operations	$0.37		$0.35			$0.64
Discontinued operations	—		0.02			—
Net income per share - basic	$0.37		$0.37			$0.64

Income per share - diluted:
Continuing operations	$0.37		$0.35			$0.64
Discontinued operations	—		0.02			—
Net income per share - diluted	$0.37		$0.37			$0.64

Weighted average shares:
Basic	830		830			830
Diluted	837		837			837

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Change in fair market value of warrant
(f) Discontinued operations

eBay Inc.
Unaudited Consolidated Statement of Cash Flows
Three Months Ended September 30, 2019
(in millions)

	Previously Reported	Discontinued Operations	eBay

Cash flows from operating activities:
Net income	$310	$—	$310
Income from discontinued operations, net of income taxes	—	(19)	(19)
Adjustments:
Provision for transaction losses	76	(4)	72
Depreciation and amortization	170	(5)	165
Stock-based compensation	116	(10)	106
(Gain) loss on sale of business	52	—	52
Deferred income taxes	12	—	12
Change in fair value of warrant	49	—	49
Changes in assets and liabilities, net of acquisition effects	224	(40)	184
Net cash provided by continuing operating activities	—	—	931
Net cash provided by discontinued operating activities	—	(78)	78
Net cash provided by operating activities	1,009	—	1,009
Cash flows from investing activities:
Purchases of property and equipment	(96)	2	(94)
Purchases of investments	(13,223)	—	(13,223)
Maturities and sales of investments	14,656	—	14,656
Equity investment in Paytm Mall	(160)	—	(160)
Other	(34)	—	(34)
Net cash provided by continuing investing activities	—	—	1,145
Net cash used in discontinued investing activities	—	2	(2)
Net cash provided by investing activities	1,143	—	1,143
Cash flows from financing activities:
Proceeds from issuance of common stock	4	—	4
Repurchases of common stock	(1,022)	—	(1,022)
Payments for taxes related to net share settlements of restricted stock units and awards	(43)	—	(43)
Payments for dividends	(115)	—	(115)
Repayment of debt	(1,550)	—	(1,550)
Other	1	—	1
Net cash used in financing activities	(2,725)	—	(2,725)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(39)	—	(39)
Net increase (decrease) in cash, cash equivalents and restricted cash	(612)		(612)
Cash, cash equivalents and restricted cash at beginning of period	1,521		1,521
Cash, cash equivalents and restricted cash at end of period	$909		$909
Less: Cash and cash equivalents of discontinued operations	$—		$23
Cash and cash equivalents of continuing operations at end of period	$—		$886

Supplemental cash flow disclosures:
Cash paid for:
Interest	$106	$—	$106
Interest on finance lease obligations	$1	$—	$1
Income taxes	$2	$—	$2

eBay Inc.
Unaudited Consolidated Balance Sheet
As of June 30, 2019
(in millions, except par value)

	Previously Reported	Discontinued Operations	eBay

ASSETS
Current assets:
Cash and cash equivalents	$1,508	$(20)	$1,488
Short-term investments	2,969	—	2,969
Accounts receivable, net	797	(1)	796
Other current assets	1,570	(143)	1,427
Total current assets	6,844	(164)	6,680
Long-term investments	1,936	(12)	1,924
Property and equipment, net	1,573	(29)	1,544
Goodwill	5,185	(227)	4,958
Intangible assets, net	94	(10)	84
Operating lease right-of-use assets	670	(30)	640
Deferred tax assets	4,468	(12)	4,456
Other assets	399	(4)	395
Total assets	$21,169	$(488)	$20,681
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$2,063	$—	$2,063
Accounts payable	303	(13)	290
Accrued expenses and other current liabilities	2,515	(235)	2,280
Deferred revenue	178	(24)	154
Income taxes payable	150	(2)	148
Total current liabilities	5,209	(274)	4,935
Operating lease liabilities	519	(21)	498
Deferred tax liabilities	2,684	—	2,684
Long-term debt	7,243	—	7,243
Other liabilities	1,408	(5)	1,403
Total liabilities	17,063	(300)	16,763

Stockholders' equity:
Common stock, $0.001 par value; 3,580 shares authorized; 842 and 915 shares outstanding	2	—	2
Additional paid-in capital	15,911	—	15,911
Treasury stock at cost, 845 and 763 shares	(29,396)	—	(29,396)
Retained earnings	17,125	(188)	16,937
Accumulated other comprehensive income	464	—	464
Total stockholders' equity	4,106	(188)	3,918
Total liabilities and stockholders' equity	$21,169	$(488)	$20,681

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended June 30, 2019
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,687	$(264)	$2,423	$—		$2,423
Cost of net revenues	630	(77)	553	(14)	(a)(b)	539
Gross profit	2,057	(187)	1,870	14		1,884
Operating expenses:
Sales and marketing	817	(129)	688	(23)	(a)	665
Product development	322	(27)	295	(51)	(a)	244
General and administrative	274	(18)	256	(52)	(a)(d)	204
Provision for transaction losses	71	(8)	63	—		63
Amortization of acquired intangible assets	12	(2)	10	(10)	(b)	—
Total operating expenses	1,496	(184)	1,312	(136)		1,176
Income from operations	561	(3)	558	150		708
Interest and other, net	(51)	—	(51)	8	(e)	(43)
Income from continuing operations before income taxes	510	(3)	507	158		665
Income tax provision	(107)	—	(107)	18	(c)(f)	(89)
Income from continuing operations	$403	$(3)	$400	$176		$576
Income (loss) from discontinued operations, net of income taxes	(1)	3	2	(2)	(g)	—
Net income	$402	$—	$402	$174		$576

Income per share - basic:
Continuing operations	$0.47		$0.47			$0.67
Discontinued operations	—		—			—
Net income per share - basic	$0.47		$0.47			$0.67

Income per share - diluted:
Continuing operations	$0.46		$0.46			$0.66
Discontinued operations	—		—			—
Net income per share - diluted	$0.46		$0.46			$0.66

Weighted average shares:
Basic	860		860			860
Diluted	867		867			867

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Change in fair market value of warrant
(f) Tax effect of step-up of intangible assets basis
(g) Discontinued operations

eBay Inc.
Unaudited Consolidated Statement of Cash Flows
Three Months Ended June 30, 2019
(in millions)

	Previously Reported	Discontinued Operations	eBay

Cash flows from operating activities:
Net income	$402	$—	$402
(Income) loss from discontinued operations, net of income taxes	1	(3)	(2)
Adjustments:
Provision for transaction losses	71	(8)	63
Depreciation and amortization	175	(7)	168
Stock-based compensation	139	(10)	129
Deferred income taxes	35	—	35
Change in fair value of warrant	8	—	8
Changes in assets and liabilities, net of acquisition effects	(87)	(21)	(108)
Net cash provided by continuing operating activities	—	—	695
Net cash provided by discontinued operating activities	—	(49)	49
Net cash provided by operating activities	744	—	744
Cash flows from investing activities:
Purchases of property and equipment	(137)	4	(133)
Purchases of investments	(12,252)	—	(12,252)
Maturities and sales of investments	13,080	—	13,080
Other	37	—	37
Net cash provided by continuing investing activities	—	—	732
Net cash used in discontinued investing activities	—	4	(4)
Net cash provided by investing activities	728	—	728
Cash flows from financing activities:
Proceeds from issuance of common stock	50	—	50
Repurchases of common stock	(1,518)	—	(1,518)
Payments for taxes related to net share settlements of restricted stock units and awards	(65)	—	(65)
Payments for dividends	(120)	—	(120)
Net cash used in financing activities	(1,653)	—	(1,653)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(10)		(10)
Net increase (decrease) in cash, cash equivalents and restricted cash	(191)		(191)
Cash, cash equivalents and restricted cash at beginning of period	1,712		1,712
Cash, cash equivalents and restricted cash at end of period	$1,521		$1,521
Less: Cash and cash equivalents of discontinued operations	$—		$20
Cash and cash equivalents of continuing operations at end of period	$—		$1,501

Supplemental cash flow disclosures:
Cash paid for:
Interest	$47	$—	$47
Income taxes	$128	$(1)	$127

eBay Inc.
Unaudited Consolidated Balance Sheet
As of March 31, 2019
(in millions, except par value)

	Previously Reported	Discontinued Operations	eBay

ASSETS
Current assets:
Cash and cash equivalents	$1,695	$(31)	$1,664
Short-term investments	2,746	—	2,746
Accounts receivable, net	716	(3)	713
Other current assets	1,508	(178)	1,330
Total current assets	6,665	(212)	6,453
Long-term investments	2,969	(11)	2,958
Property and equipment, net	1,582	(30)	1,552
Goodwill	5,208	(225)	4,983
Intangible assets, net	108	(12)	96
Operating lease right-of-use assets	696	(32)	664
Deferred tax assets	4,710	(12)	4,698
Other assets	391	(4)	387
Total assets	$22,329	$(538)	$21,791
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$1,550	$—	$1,550
Accounts payable	251	(12)	239
Accrued expenses and other current liabilities	2,418	(244)	2,174
Deferred revenue	174	(26)	148
Income taxes payable	107	(2)	105
Total current liabilities	4,500	(284)	4,216
Operating lease liabilities	547	(23)	524
Deferred tax liabilities	2,893	—	2,893
Long-term debt	7,700	—	7,700
Other liabilities	1,486	(4)	1,482
Total liabilities	17,126	(311)	16,815

Stockholders' equity:
Common stock, $0.001 par value; 3,580 shares authorized; 876 and 915 shares outstanding	2	—	2
Additional paid-in capital	15,785	—	15,785
Treasury stock at cost, 805 and 763 shares	(27,895)	—	(27,895)
Retained earnings	16,847	(228)	16,619
Accumulated other comprehensive income	464	1	465
Total stockholders' equity	5,203	(227)	4,976
Total liabilities and stockholders' equity	$22,329	$(538)	$21,791

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended March 31, 2019
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,643	$(230)	$2,413	$—		$2,413
Cost of net revenues	601	(62)	539	(13)	(a)(b)	526
Gross profit	2,042	(168)	1,874	13		1,887
Operating expenses:
Sales and marketing	742	(95)	647	(22)	(a)	625
Product development	297	(25)	272	(42)	(a)	230
General and administrative	309	(25)	284	(80)	(a)(d)	204
Provision for transaction losses	72	(5)	67	—		67
Amortization of acquired intangible assets	13	(2)	11	(11)	(b)	—
Total operating expenses	1,433	(152)	1,281	(155)		1,126
Income from operations	609	(16)	593	168		761
Interest and other, net	64	—	64	(113)	(e)	(49)
Income from continuing operations before income taxes	673	(16)	657	55		712
Income tax provision	(152)	11	(141)	19	(c)	(122)
Income from continuing operations	$521	$(5)	$516	$74		$590
Income (loss) from discontinued operations, net of income taxes	(3)	5	2	(2)	(f)	—
Net income	$518	$—	$518	$72		$590

Income per share - basic:
Continuing operations	$0.58		$0.58			$0.66
Discontinued operations	—		—			—
Net income per share - basic	$0.58		$0.58			$0.66

Income per share - diluted:
Continuing operations	$0.57		$0.57			$0.65
Discontinued operations	—		—			—
Net income per share - diluted	$0.57		$0.57			$0.65

Weighted average shares:
Basic	900		900			900
Diluted	908		908			908

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Change in fair market value of warrant
(f) Discontinued operations

eBay Inc.
Unaudited Consolidated Statement of Cash Flows
Three Months Ended March 31, 2019
(in millions)

	Previously Reported	Discontinued Operations	eBay

Cash flows from operating activities:
Net income	$518	$—	$518
(Income) loss from discontinued operations, net of income taxes	3	(5)	(2)
Adjustments:
Provision for transaction losses	72	(5)	67
Depreciation and amortization	169	(7)	162
Stock-based compensation	121	(9)	112
(Gain) loss on investments, net	1	—	1
Deferred income taxes	36	(15)	21
Change in fair value of warrant	(113)	—	(113)
Changes in assets and liabilities, net of acquisition effects	(257)	63	(194)
Net cash provided by continuing operating activities	—	—	572
Net cash used in discontinued operating activities	—	22	(22)
Net cash provided by operating activities	550	—	550
Cash flows from investing activities:
Purchases of property and equipment	(182)	2	(180)
Purchases of investments	(11,926)	11	(11,915)
Maturities and sales of investments	12,747	—	12,747
Acquisitions, net of cash acquired	(93)	—	(93)
Other	12	—	12
Net cash provided by continuing investing activities	—	—	571
Net cash used in discontinued investing activities	—	13	(13)
Net cash provided by investing activities	558	—	558
Cash flows from financing activities:
Proceeds from issuance of common stock	5	—	5
Repurchases of common stock	(1,431)	—	(1,431)
Payments for taxes related to net share settlements of restricted stock units and awards	(54)	—	(54)
Payments for dividends	(125)	—	(125)
Net cash used in financing activities	(1,605)	—	(1,605)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(10)		(10)
Net increase (decrease) in cash, cash equivalents and restricted cash	(507)		(507)
Cash, cash equivalents and restricted cash at beginning of period	2,219		2,219
Cash, cash equivalents and restricted cash at end of period	$1,712		$1,712
Less: Cash and cash equivalents of discontinued operations	$—		$31
Cash and cash equivalents of continuing operations at end of period	$—		$1,681

Supplemental cash flow disclosures:
Cash paid for:
Interest	$107	$—	$107
Income taxes	$93	$—	$93

eBay Inc.
Unaudited Consolidated Balance Sheet
As of December 31, 2018
(in millions, except par value)

	Previously Reported	Discontinued Operations	eBay

ASSETS
Current assets:
Cash and cash equivalents	$2,202	$(87)	$2,115
Short-term investments	2,713	—	2,713
Accounts receivable, net	712	(6)	706
Other current assets	1,499	(132)	1,367
Total current assets	7,126	(225)	6,901
Long-term investments	3,778	—	3,778
Property and equipment, net	1,597	(32)	1,565
Goodwill	5,160	(227)	4,933
Intangible assets, net	92	(15)	77
Deferred tax assets	4,792	(27)	4,765
Other assets	274	(3)	271
Total assets	$22,819	$(529)	$22,290
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$1,546	$—	$1,546
Accounts payable	286	(11)	275
Accrued expenses and other current liabilities	2,335	(248)	2,087
Deferred revenue	170	(22)	148
Income taxes payable	117	(7)	110
Total current liabilities	4,454	(288)	4,166
Deferred tax liabilities	2,925	(1)	2,924
Long-term debt	7,685	—	7,685
Other liabilities	1,474	(5)	1,469
Total liabilities	16,538	(294)	16,244

Stockholders' equity:
Common stock, $0.001 par value; 3,580 shares authorized; 915 and 1,029 shares outstanding	2	—	2
Additional paid-in capital	15,716	—	15,716
Treasury stock at cost, 763 and 632 shares	(26,394)	—	(26,394)
Retained earnings	16,459	(234)	16,225
Accumulated other comprehensive income	498	(1)	497
Total stockholders' equity	6,281	(235)	6,046
Total liabilities and stockholders' equity	$22,819	$(529)	$22,290

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended December 31, 2018
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,877	$(314)	$2,563			$2,563
Cost of net revenues	618	(67)	551	(14)	(a)(b)	537
Gross profit	2,259	(247)	2,012	14		2,026
Operating expenses:
Sales and marketing	945	(122)	823	(28)	(a)	795
Product development	292	(22)	270	(45)	(a)	225
General and administrative	245	(19)	226	(49)	(a)(d)	177
Provision for transaction losses	83	(7)	76	—		76
Amortization of acquired intangible assets	13	(3)	10	(10)	(b)	—
Total operating expenses	1,578	(173)	1,405	(132)		1,273
Income from operations	681	(74)	607	146		753
Interest and other, net	(165)	—	(165)	128	(e)	(37)
Income from continuing operations before income taxes	516	(74)	442	274		716
Income tax benefit (provision)	247	19	266	(384)	(c)(f)(g)	(118)
Income from continuing operations	$763	$(55)	$708	$(110)		$598
Income (loss) from discontinued operations, net of income taxes	(3)	55	52	(52)	(h)	—
Net income	$760	$—	$760	$(162)		$598

Income per share - basic:
Continuing operations	$0.81		$0.75			$0.63
Discontinued operations	—		0.06			—
Net income per share - basic	$0.81		$0.81			$0.63

Income per share - diluted:
Continuing operations	$0.80		$0.75			$0.63
Discontinued operations	—		0.05			—
Net income per share - diluted	$0.80		$0.80			$0.63

Weighted average shares:
Basic	945		945			945
Diluted	950		950			950

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Change in fair market value of warrant
(f) Tax effect of step-up of intangible assets basis
(g) Tax effects of U.S. Tax Reform
(h) Discontinued operations

eBay Inc.
Unaudited Consolidated Statement of Cash Flows
Three Months Ended December 31, 2018
(in millions)

	Previously Reported	Discontinued Operations	eBay

Cash flows from operating activities:
Net income	$760	$—	$760
(Income) loss from discontinued operations, net of income taxes	3	(55)	(52)
Adjustments:
Provision for transaction losses	83	(7)	76
Depreciation and amortization	172	(7)	165
Stock-based compensation	142	(9)	133
Deferred income taxes	(234)	17	(217)
Change in fair value of warrant	128	—	128
Changes in assets and liabilities, net of acquisition effects	180	(18)	162
Net cash provided by continuing operating activities	1,234	—	1,155
Net cash used in/provided by discontinued operating activities	(1)	(79)	78
Net cash provided by operating activities	1,233	—	1,233
Cash flows from investing activities:
Purchases of property and equipment	(130)	3	(127)
Purchases of investments	(11,938)	—	(11,938)
Maturities and sales of investments	12,470	—	12,470
Other	19	—	19
Net cash provided by continuing investing activities	—	—	424
Net cash used in discontinued investing activities	—	3	(3)
Net cash provided by investing activities	421	—	421
Cash flows from financing activities:
Proceeds from issuance of common stock	39	—	39
Repurchases of common stock	(1,511)	—	(1,511)
Payments for taxes related to net share settlements of restricted stock units and awards	(36)	—	(36)
Other	(3)	—	(3)
Net cash used in financing activities	(1,511)	—	(1,511)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(25)		(25)
Net increase (decrease) in cash, cash equivalents and restricted cash	118		118
Cash, cash equivalents and restricted cash at beginning of period	2,101		2,101
Cash, cash equivalents and restricted cash at end of period	$2,219		$2,219
Less: Cash and cash equivalents of discontinued operations	$—		$87
Cash and cash equivalents of continuing operations at end of period	$—		$2,132

Supplemental cash flow disclosures:
Cash paid for:
Interest	$46	$—	$46
Income taxes	$28	$—	$28

eBay Inc.
Unaudited Consolidated Balance Sheet
As of September 30, 2018
(in millions, except par value)

	Previously Reported	Discontinued Operations	eBay

ASSETS
Current assets:
Cash and cash equivalents	$2,086	$(78)	$2,008
Short-term investments	2,752	—	2,752
Accounts receivable, net	761	(4)	757
Other current assets	1,364	(141)	1,223
Total current assets	6,963	(223)	6,740
Long-term investments	4,276	—	4,276
Property and equipment, net	1,580	(34)	1,546
Goodwill	5,170	(231)	4,939
Intangible assets, net	106	(17)	89
Deferred tax assets	4,992	(10)	4,982
Other assets	565	(5)	560
Total assets	$23,652	$(520)	$23,132
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$1,546	$—	$1,546
Accounts payable	225	(14)	211
Accrued expenses and other current liabilities	1,989	(231)	1,758
Deferred revenue	163	(22)	141
Income taxes payable	83	(7)	76
Total current liabilities	4,006	(274)	3,732
Deferred tax liabilities	3,316	—	3,316
Long-term debt	7,661	—	7,661
Other liabilities	1,740	(4)	1,736
Total liabilities	16,723	(278)	16,445

Stockholders' equity:
Common stock, $0.001 par value; 3,580 shares authorized; 963 and 1,029 shares outstanding	2	—	2
Additional paid-in capital	15,571	—	15,571
Treasury stock at cost, 711 and 632 shares	(24,893)	—	(24,893)
Retained earnings	15,699	(237)	15,462
Accumulated other comprehensive income	550	(5)	545
Total stockholders' equity	6,929	(242)	6,687
Total liabilities and stockholders' equity	$23,652	$(520)	$23,132

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended September 30, 2018
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,649	$(291)	$2,358	$—		$2,358
Cost of net revenues	608	(68)	540	(13)	(a)(b)	527
Gross profit	2,041	(223)	1,818	13		1,831
Operating expenses:
Sales and marketing	852	(148)	704	(25)	(a)	679
Product development	307	(25)	282	(41)	(a)	241
General and administrative	248	(31)	217	(29)	(a)(d)	188
Provision for transaction losses	65	(7)	58	—		58
Amortization of acquired intangible assets	13	(2)	11	(11)	(b)	—
Total operating expenses	1,485	(213)	1,272	(106)		1,166
Income from operations	556	(10)	546	119		665
Interest and other, net	392	—	392	(439)	(e)(f)	(47)
Income from continuing operations before income taxes	948	(10)	938	(320)		618
Income tax provision	(228)	1	(227)	132	(c)	(95)
Income from continuing operations	$720	$(9)	$711	$(188)		$523
Income from discontinued operations, net of income taxes	1	9	10	(10)	(g)	—
Net income	$721	$—	$721	$(198)		$523

Income per share - basic:
Continuing operations	$0.74		$0.73			$0.54
Discontinued operations	—		0.01			—
Net income per share - basic	$0.74		$0.74			$0.54

Income per share - diluted:
Continuing operations	$0.73		$0.72			$0.53
Discontinued operations	—		0.01			—
Net income per share - diluted	$0.73		$0.73			$0.53

Weighted average shares:
Basic	974		974			974
Diluted	983		983			983

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Gains or losses on investments
(f) Change in fair market value of warrant
(g) Discontinued operations

eBay Inc.
Unaudited Consolidated Statement of Cash Flows
Three Months Ended September 30, 2018
(in millions)

	Previously Reported	Discontinued Operations	eBay

Cash flows from operating activities:
Net income	$721	$—	$721
Loss from discontinued operations, net of income taxes	(1)	(9)	(10)
Adjustments:
Provision for transaction losses	65	(7)	58
Depreciation and amortization	175	(7)	168
Stock-based compensation	125	(9)	116
(Gain) loss on investments, net	(312)	—	(312)
Deferred income taxes	98	—	98
Change in fair value of warrant	(126)	—	(126)
Changes in assets and liabilities, net of acquisition effects	(185)	46	(139)
Net cash provided by continuing operating activities	560	—	574
Net cash used in discontinued operating activities	(2)	14	(16)
Net cash provided by operating activities	558	—	558
Cash flows from investing activities:
Purchases of property and equipment	(179)	6	(173)
Purchases of investments	(5,812)	—	(5,812)
Maturities and sales of investments	5,876	—	5,876
Proceeds from sale of equity investment in Flipkart	1,029		1,029
Other	12	—	12
Net cash provided by continuing investing activities	—	—	932
Net cash used in discontinued investing activities	—	6	(6)
Net cash provided by investing activities	926	—	926
Cash flows from financing activities:
Proceeds from issuance of common stock	3	—	3
Repurchases of common stock	(991)	—	(991)
Payments for taxes related to net share settlements of restricted stock units and awards	(36)	—	(36)
Other	4	—	4
Net cash used in financing activities	(1,020)	—	(1,020)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	1		1
Net increase (decrease) in cash, cash equivalents and restricted cash	465		465
Cash, cash equivalents and restricted cash at beginning of period	1,636		1,636
Cash, cash equivalents and restricted cash at end of period	$2,101		$2,101
Less: Cash and cash equivalents of discontinued operations	$—		$78
Cash and cash equivalents of continuing operations at end of period	$—		$2,023

Supplemental cash flow disclosures:
Cash paid for:
Interest	$106	$—	$106
Income taxes	$115	$(1)	$114

eBay Inc.
Unaudited Consolidated Balance Sheet
As of June 30, 2018
(in millions, except par value)

	Previously Reported	Discontinued Operations	eBay

ASSETS
Current assets:
Cash and cash equivalents	$1,619	$(78)	$1,541
Short-term investments	2,388	—	2,388
Accounts receivable, net	745	(2)	743
Other current assets	1,432	(127)	1,305
Total current assets	6,184	(207)	5,977
Long-term investments	5,418	—	5,418
Property and equipment, net	1,576	(33)	1,543
Goodwill	5,199	(229)	4,970
Intangible assets, net	123	(21)	102
Deferred tax assets	5,052	(10)	5,042
Other assets	436	(6)	430
Total assets	$23,988	$(506)	$23,482
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$3	$—	$3
Accounts payable	253	(11)	242
Accrued expenses and other current liabilities	2,117	(253)	1,864
Deferred revenue	151	(26)	125
Income taxes payable	84	(7)	77
Total current liabilities	2,608	(297)	2,311
Deferred tax liabilities	3,290	—	3,290
Long-term debt	9,201	—	9,201
Other liabilities	1,743	(5)	1,738
Total liabilities	16,842	(302)	16,540

Stockholders' equity:
Common stock, $0.001 par value; 3,580 shares authorized; 989 and 1,029 shares outstanding	2	—	2
Additional paid-in capital	15,478	—	15,478
Treasury stock at cost, 682 and 632 shares	(23,892)	—	(23,892)
Retained earnings	14,977	(199)	14,778
Accumulated other comprehensive income	581	(5)	576
Total stockholders' equity	7,146	(204)	6,942
Total liabilities and stockholders' equity	$23,988	$(506)	$23,482

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended June 30, 2018
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,640	$(246)	$2,394	$—		$2,394
Cost of net revenues	597	(64)	533	(16)	(a)(b)	517
Gross profit	2,043	(182)	1,861	16		1,877
Operating expenses:
Sales and marketing	838	(127)	711	(29)	(a)	682
Product development	352	(29)	323	(53)	(a)	270
General and administrative	368	(20)	348	(134)	(a)(d)	214
Provision for transaction losses	66	(10)	56	—		56
Amortization of acquired intangible assets	13	(3)	10	(10)	(b)	—
Total operating expenses	1,637	(189)	1,448	(226)		1,222
Income from operations	406	7	413	242		655
Interest and other, net	301	—	301	(352)	(e)(f)	(51)
Income (loss) from continuing operations before income taxes	707	7	714	(110)		604
Income tax provision	(69)	(4)	(73)	(8)	(c)	(81)
Income (loss) from continuing operations	$638	$3	$641	$(118)		$523
Income (loss) from discontinued operations, net of income taxes	4	(3)	1	(1)	(h)	—
Net income (loss)	$642	$—	$642	$(119)		$523

Income per share - basic:
Continuing operations	$0.64		$0.64			$0.53
Discontinued operations	—		—			—
Net income per share - basic	$0.64		$0.64			$0.53

Income per share - diluted:
Continuing operations	$0.64		$0.64			$0.52
Discontinued operations	—		—			—
Net income per share - diluted	$0.64		$0.64			$0.52

Weighted average shares:
Basic	992		992			992
Diluted	1,004		1,004			1,004

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Gains or losses on investments
(f) Change in fair market value of warrant
(h) Discontinued operations

eBay Inc.
Unaudited Consolidated Statement of Cash Flows
Three Months Ended June 30, 2018
(in millions)

	Previously Reported	Discontinued Operations	eBay

Cash flows from operating activities:
Net income	$642	$—	$642
(Income) loss from discontinued operations, net of income taxes	(4)	3	(1)
Adjustments:
Provision for transaction losses	66	(10)	56
Depreciation and amortization	170	(8)	162
Stock-based compensation	151	(11)	140
(Gain) loss on investments, net	(263)	(1)	(264)
Deferred income taxes	12	—	12
Change in fair value of warrant	(106)	—	(106)
Other	19	—	19
Changes in assets and liabilities, net of acquisition effects	(315)	5	(310)
Net cash provided by continuing operating activities	—	—	350
Net cash provided by discontinued operating activities	—	(22)	22
Net cash provided by operating activities	372	—	372
Cash flows from investing activities:
Purchases of property and equipment	(184)	1	(183)
Purchases of investments	(5,571)	—	(5,571)
Maturities and sales of investments	5,905	—	5,905
Acquisitions, net of cash acquired	(302)	—	(302)
Other	1	—	1
Net cash used in continuing investing activities	—	—	(150)
Net cash used in discontinued investing activities	—	1	(1)
Net cash used in investing activities	(151)	—	(151)
Cash flows from financing activities:
Proceeds from issuance of common stock	58	—	58
Repurchases of common stock	(991)	—	(991)
Payments for taxes related to net share settlements of restricted stock units and awards	(93)	—	(93)
Other	(16)	—	(16)
Net cash used in financing activities	(1,042)	—	(1,042)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(89)		(89)
Net increase (decrease) in cash, cash equivalents and restricted cash	(910)		(910)
Cash, cash equivalents and restricted cash at beginning of period	2,546		2,546
Cash, cash equivalents and restricted cash at end of period	$1,636		$1,636
Less: Cash and cash equivalents of discontinued operations	$—		$78
Cash and cash equivalents of continuing operations at end of period	$—		$1,558

Supplemental cash flow disclosures:
Cash paid for:
Interest	$45	$—	$45
Income taxes	$377	$(1)	$376
Noncash investing activities:
Relinquishment of equity method investment	$266	$—	$266

eBay Inc.
Unaudited Consolidated Balance Sheet
As of March 31, 2018
(in millions, except par value)

	Previously Reported	Discontinued Operations	eBay

ASSETS
Current assets:
Cash and cash equivalents	$2,527	$(119)	$2,408
Short-term investments	2,279	—	2,279
Accounts receivable, net	683	(7)	676
Other current assets	1,274	(114)	1,160
Total current assets	6,763	(240)	6,523
Long-term investments	5,919	—	5,919
Property and equipment, net	1,548	(37)	1,511
Goodwill	4,815	(238)	4,577
Intangible assets, net	53	(26)	27
Deferred tax assets	5,166	(10)	5,156
Other assets	291	(10)	281
Total assets	$24,555	$(561)	$23,994
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$20	$—	$20
Accounts payable	252	(18)	234
Accrued expenses and other current liabilities	1,918	(234)	1,684
Deferred revenue	142	(30)	112
Income taxes payable	236	(7)	229
Total current liabilities	2,568	(289)	2,279
Deferred tax liabilities	3,314	—	3,314
Long-term debt	9,208	—	9,208
Other liabilities	1,869	(5)	1,864
Total liabilities	16,959	(294)	16,665

Stockholders' equity:
Common stock, $0.001 par value; 3,580 shares authorized; 1,007 and 1,029 shares outstanding	2	—	2
Additional paid-in capital	15,362	—	15,362
Treasury stock at cost, 656 and 632 shares	(22,903)	—	(22,903)
Retained earnings	14,335	(251)	14,084
Accumulated other comprehensive income	800	(16)	784
Total stockholders' equity	7,596	(267)	7,329
Total liabilities and stockholders' equity	$24,555	$(561)	$23,994

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended March 31, 2018
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,580	$(232)	$2,348	$—		$2,348
Cost of net revenues	559	(66)	493	(15)	(a)(b)	478
Gross profit	2,021	(166)	1,855	15		1,870
Operating expenses:
Sales and marketing	756	(88)	668	(24)	(a)	644
Product development	334	(24)	310	(42)	(a)	268
General and administrative	270	(20)	250	(40)	(a)	210
Provision for transaction losses	72	(9)	63	—		63
Amortization of acquired intangible assets	10	(2)	8	(8)	(b)	—
Total operating expenses	1,442	(143)	1,299	(114)		1,185
Income from operations	579	(23)	556	129		685
Interest and other, net	(32)	—	(32)	—		(32)
Income from continuing operations before income taxes	547	(23)	524	129		653
Income tax provision	(140)	6	(134)	1	(c)	(133)
Income from continuing operations	$407	$(17)	$390	$130		$520
Income from discontinued operations, net of income taxes	—	17	17	(17)	(d)	—
Net income	$407	$—	$407	$113		$520

Income per share - basic:
Continuing operations	$0.40		$0.38			$0.51
Discontinued operations	—		0.02			—
Net income per share - basic	$0.40		$0.40			$0.51

Income per share - diluted:
Continuing operations	$0.40		$0.38			$0.51
Discontinued operations	—		0.02			—
Net income per share - diluted	$0.40		$0.40			$0.51

Weighted average shares:
Basic	1,010		1,010			1,010
Diluted	1,029		1,029			1,029

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Discontinued operations

eBay Inc.
Unaudited Consolidated Statement of Cash Flows
Three Months Ended March 31, 2018
(in millions)

	Previously Reported	Discontinued Operations	eBay

Cash flows from operating activities:
Net income	$407	$—	$407
(Income) loss from discontinued operations, net of income taxes	—	(17)	(17)
Adjustments:
Provision for transaction losses	72	(9)	63
Depreciation and amortization	179	(8)	171
Stock-based compensation	120	(8)	112
(Gain) loss on investments, net	3	—	3
Deferred income taxes	(29)	—	(29)
Changes in assets and liabilities, net of acquisition effects	(257)	27	(230)
Net cash provided by continuing operating activities	—	—	480
Net cash provided by discontinued operating activities	—	(15)	15
Net cash provided by operating activities	495	—	495
Cash flows from investing activities:
Purchases of property and equipment	(158)	4	(154)
Purchases of investments	(4,794)	—	(4,794)
Maturities and sales of investments	6,650	—	6,650
Net cash provided by continuing investing activities	—	—	1,702
Net cash used in discontinued investing activities	—	4	(4)
Net cash provided by investing activities	1,698	—	1,698
Cash flows from financing activities:
Proceeds from issuance of common stock	9	—	9
Repurchases of common stock	(1,009)	—	(1,009)
Payments for taxes related to net share settlements of restricted stock units and awards	(60)	—	(60)
Repayment of debt	(750)	—	(750)
Other	(15)	—	(15)
Net cash used in financing activities	(1,825)	—	(1,825)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	38		38
Net increase (decrease) in cash, cash equivalents and restricted cash	406		406
Cash, cash equivalents and restricted cash at beginning of period	2,140		2,140
Cash, cash equivalents and restricted cash at end of period	$2,546		$2,546
Less: Cash and cash equivalents of discontinued operations	$—		$119
Cash and cash equivalents of continuing operations at end of period	$—		$2,427

Supplemental cash flow disclosures:
Cash paid for:
Interest	$117	$—	$117
Income taxes	$77	$—	$77